Exhibit 10.13

AMENDMENT NO. 3

THIS AMENDMENT NO. 3, dated April 22, 2008 (this “Amendment”), to the Credit Agreement, dated as of October 31, 2007 (as amended, modified or supplemented from time to time in accordance with its terms, the “Credit Agreement”), among CLI Funding III LLC (“CLI” or the “Borrower”), ING Bank N.V., as Administrative Agent and as Collateral Agent (the “Agent”), and the lenders named therein (the “Lenders”).

W I T N E S S E T H:

WHEREAS, each of Natixis (“Natixis”) and Alliance & Leicester Commercial Finance Plc (“A&L”) wishes to become an additional Lender under the Credit Agreement with a Commitment of Thirty Million Dollars ($30,000,000) each;

WHEREAS,  concurrently with the effectiveness of this Amendment, DVB Bank N.V., as a Lender, shall increase its Commitment by $11,785,714.28 to $72,500,000 and ING Bank N.V., as a Lender, shall increase its Commitment by $12,500,000 to $87,500,000;

WHEREAS, in connection with the foregoing, the Aggregate Commitments shall increase from $315,714,285.72 to $400,000,000;

WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the Applicable Margin from 1.10% to 1.25%;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date, following the execution and delivery of this Amendment, the Credit Agreement shall be amended as follows:

(a)           The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin.  With respect to each Loan for each Interest Period, one and one quarter of one percent (1.25%) per annum.”

(b)           The definition of “CLIF II Sale Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“CLIF II Sale Agreement. That certain Sale Agreement, dated on or before July 31, 2008, between CLIF II and the Borrower, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.”

(c)           Schedule 1 to the Credit Agreement is amended and restated in its entirety as Schedule 1 hereto.

SECTION 3. Representations, Warranties and Covenants of the Borrower. The Borrower hereby represents, warrants and covenants for itself (unless otherwise provided):

(a) It is duly organized and validly existing under the laws of the jurisdiction of its organization and in good standing (or its equivalent), except where the failure to be so duly organized, validly existing and in good standing, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and it is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon its financial condition and business;

(b) It has power, and is duly authorized, to execute and deliver this Amendment, and it is authorized to perform its obligations under this Amendment;

(c) The execution, delivery and performance of this Amendment does not and will not require any consent or approval of any Governmental Authority or any other Person which has not already been obtained or is being obtained herein;

(d) This Amendment, when duly executed and delivered by the parties hereto, shall be, legal, valid and binding obligations of the Borrower and the Guarantor (as applicable), enforceable against the Borrower and the Guarantor (as applicable) in accordance with the terms set forth herein;

(e) No Default or Event of Default has occurred and is continuing and no Default or Event of Default shall occur as a result of the execution, delivery and performance of this Amendment; and

(f) It hereby confirms that each of the conditions precedent to the amendment to the Credit Agreement has been, or contemporaneously with the execution of this Amendment will be, satisfied.

SECTION 4. Scope and Effectiveness of Agreement.

(a)           The effective date of this Amendment shall be April 22, 2008 (the “Effective Date”).

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(b)           This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c)           On and after the execution and delivery hereof, as of the Effective Date hereof, (i) this Amendment shall become a part of the Credit Agreement and (ii) each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended or modified hereby.

(d)           Except as expressly amended or modified hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

(e)           Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under the Credit Agreement.

SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

SECTION 6. Governing Law; Severability.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. IF ANY PROVISION OF THIS AMENDMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS AMENDMENT. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

SECTION 7. Direction.  Each of the Lenders hereby directs the Agent to execute this Amendment.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CLI FUNDING III LLC, as Borrower

By:	/s/ Lisa D. Leach
	Name:	Lisa D. Leach
	Title:	Vice-President and General Counsel

Amendment No. 3

ING BANK N.V., as Administrative Agent and as Collateral Agent

By:	/s/ Mark Bekker
	Name:	Mark Bekker
	Title:	Director

By:	/s/ J.O.E. Kollmann
	Name:	J.O.E. Kollmann
	Title:	Managing Director

Amendment No. 3

LENDERS:	ING BANK N.V.

	By:	/s/ Mark Bekker
		Name:	Mark Bekker
		Title:	Director

	By:	/s/ J.O.E. Kollmann
		Name:	J.O.E. Kollmann
		Title:	Managing Director

Amendment No. 3

NIBC BANK N.V.

By:	/s/ R.A. de Haes
	Name:	R.A. de Haes
	Title:	Associate

By:	/s/ Maurice L. Wijmans
Name: Maurice L. Wijmans
Title:

Amendment No. 3

DVB BANK N.V.

By:	/s/ J. Blaak
Name: J. Blaak
Title:

By:	/s/ Michel Matton
Name: Michel Matton
Title:

Amendment No. 3

DEXIA BANK BELGIUM SA/NV

By:	/s/ Katrien Metten
	Name:	Katrien Metten
	Title:	Company Lawyer

By:	/s/ Piet Cordonnier
	Name:	Piet Cordonnier
	Title:	Company Lawyer

Amendment No. 3

BAYERISCHE HYPO- UND VEREINSBANK AG

By:	/s/ Laudahn
	Name:	Laudahn
	Title:	VP

By:	/s/ Gebel
	Name:	Gebel
	Title:	VP

Amendment No. 3

LLOYDS TSB BANK PLC

By:	/s/ Steve Ball
	Name:	Steve Ball
	Title:	Director, Origination Support

By:	/s/ V. Edwards
	Name:	V. Edwards
	Title:	Managing Director

Amendment No. 3

NATIXIS

By:	/s/ Amélie Zucchi
	Name:	Amélie Zucchi
	Title:	Middle Officer

By:	/s/ Michel Degermann
Name: Michel Degermann
Title:

Amendment No. 3

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:	/s/ Ian Lawrence
	Name:	Ian Lawrence
	Title:	Head of Infrastructure, Project and Rail

By:	/s/ Mark McCarthy
	Name:	Mark McCarthy
	Title:	Head of Shipping

Amendment No. 3

SCHEDULE 1

COMMITMENTS

Lender	Commitment
ING Bank N.V.	$87,500,000
DVB Bank N.V.	$72,500,000
NIBC Bank N.V.	$50,000,000
Dexia Bank Belgium SA/NV	$30,000,000
Bayerische Hypo- und Vereinsbank AG	$50,000,000
Lloyds TSB Bank plc	$50,000,000
Natixis	$30,000,000
Alliance & Leicester Commercial Finance Plc	$30,000,000

Amendment No. 3